Mineral Property, Plant and Equipment	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about property, plant and equipment [abstract]
Mineral Property, Plant and Equipment

8.	MINERAL PROPERTY, PLANT AND EQUIPMENT

		Mineral property
	Plant and equipment	Depletable	Non-depletable	Exploration and evaluation	Total
Cost
At December 31, 2021	$1,629.3	$2,631.2	$285.6	$319.3	$4,865.4
Additions	40.2	143.8	123.7	22.1	329.8
Transfer of La Yaqui Grande assets[1]	121.0	19.0	(140.0)	—	—
Revisions to decommissioning liabilities	—	6.7	—	—	6.7
Disposals	(1.7)	—	—	—	(1.7)
Sale of Esperanza Project	(0.4)	—	—	(89.6)	(90.0)
At December 31, 2022	$1,788.4	$2,800.7	$269.3	$251.8	$5,110.2
Additions	51.5	109.5	174.7	32.2	367.9
Acquisition of Manitou Gold Inc. (i)	—	—	—	20.0	20.0
Transfers	4.0	—	(4.0)	—	—
Revisions to decommissioning liabilities (note 11)	—	8.6	—	—	8.6
Disposals	(35.5)	(1.3)	—	(1.4)	(38.2)
At December 31, 2023	$1,808.4	$2,917.5	$440.0	$302.6	$5,468.5

Accumulated amortization and impairment charges
At December 31, 2021	$717.8	$811.8	142.4	$84.9	$1,756.9
Amortization	91.7	89.4	—	—	181.1
Disposals	(1.2)	—	—	—	(1.2)
Impairment expense on Esperanza Project (iv)	—	—	—	38.2	38.2
Sale of Esperanza Project (iv)	(0.4)	—	—	(38.2)	(38.6)
At December 31, 2022	$807.9	$901.2	$142.4	$84.9	$1,936.4
Amortization	106.6	101.0	—	—	207.6
Disposals	(34.3)	(1.3)	—	—	(35.6)
At December 31, 2023	$880.2	$1,000.9	$142.4	$84.9	$2,108.4

Net carrying value
At December 31, 2022	$980.5	$1,899.5	$126.9	$166.9	$3,173.8
At December 31, 2023	$928.2	$1,916.6	$297.6	$217.7	$3,360.1
1.La Yaqui Grande commenced commercial production on June 20, 2022.
The net carrying values and capital additions by segment (note 17) are as follows:

	December 31, 2023		December 31, 2022
	Mineral Property, Plant and Equipment	Capital additions for the year ended[1]	Mineral Property, Plant and Equipment	Capital additions for the year ended[1]
Young-Davidson	$1,500.3	$73.5	1,504.7	68.4
Island Gold	1,397.7	243.4	1,174.6	185.1
Mulatos	293.0	29.9	343.8	58.8
Corporate and other	169.1	21.1	150.7	17.5
	$3,360.1	$367.9	$3,173.8	$329.8
1.Segment capital additions are presented on an accrual basis. Mineral property, plant and equipment in the consolidated statements of cash flows are presented on a cash expenditure basis.
(i) Acquisition of Manitou Gold Inc.
On May 23, 2023, the Company acquired all the issued and outstanding common shares of Manitou Gold Inc. ("Manitou") not previously owned by the Company, by way of a plan of arrangement (the "Arrangement"). Under the terms of the Arrangement Manitou shareholders received 0.0035251 of an Alamos share for each Manitou share held. Prior to the closing of the Arrangement, the Company owned 65,211,077 Manitou shares, which represented approximately 19% of Manitou's basic common shares outstanding.
Upon closing of the transaction, the Company issued 984,760 common shares as part of the consideration. In addition, the Company issued 60,833 common shares as payment for the change of control obligations for departing management. Common shares issued were valued at the closing share price on May 23, 2023 of CAD $17.37. Total consideration for the acquisition was $16.7 million, including transaction costs of $0.2 million.
Management determined that the acquisition of Manitou did not meet the definition of a business combination in accordance with IFRS 3, Business Combinations. Accordingly, the Company has accounted for the transaction as an asset acquisition. The Manitou mineral property has been recognized as part of the Island Gold reportable operating segment (note 17). The allocation of the purchase price to the net assets acquired are as follows:

Consideration paid
Fair value of total shares issued (note 13)	$13.4
Fair value of 19% interest in Manitou prior to acquisition	3.1
Transaction costs	0.2
$16.7

Net assets acquired
Mineral property, plant and equipment	$20.0
Current liabilities (a)	(1.5)
Decommissioning liabilities	(1.8)
$16.7
(a) Included in current liabilities are $1.1 million of Canadian dollar denominated share purchase warrants which were recognized as a liability at the date of acquisition. During the year ended December 31, 2023, 61,683 warrants were exercised for gross proceeds of $0.7 million (note 13).
(ii) Royalties
The Company is obliged to make certain royalty payments on its mineral properties. The following table includes the significant royalties payable by the Company:

Location	Royalties payable
Mulatos	0.5% Extraordinary Mining Duty due to the Mexican government
Young-Davidson	1.5% net smelter royalty
Island Gold	2-3% net smelter royalties, dependent on claim
(iii) Other
The carrying value of construction in progress at December 31, 2023 was $299.0 million (December 31, 2022 - $155.8 million). and primarily relates to the Phase 3+ Expansion at Island Gold.
(iv) Sale of the Esperanza Project
On February 28, 2022, the Company announced that it has entered into a binding agreement to sell its non-core Esperanza Gold Project (“Esperanza”) located in Morelos State, Mexico to Zacatecas Silver Corp. (“Zacatecas Silver”) for total consideration of up to $60 million (the “Transaction”), including $5 million of cash. The Transaction closed on April 12, 2022. The Company measured the Esperanza asset group at the lower of carrying value and fair value less costs of disposal (“FVLCD”). The fair value of the expected purchase consideration was used as the basis for determining the asset group's fair value and an estimate of the disposal costs was used as the basis for the costs to sell. In performing this assessment, the Company concluded that the expected fair value less costs of disposal of the Esperanza asset group was lower than its carrying value. As a result, the Company recognized a pre‐tax impairment loss of $38.2 million in the first quarter of 2022, inclusive of $0.2 million of transaction costs incurred to date.
As part of the sale, the Company is entitled to receive additional consideration based on Zacatecas Silver achieving certain milestones ("Milestone Payments") (notes 9, 18). These proceeds are based on future events, which are not in the Company’s control, as such the Company remeasures these proceeds at fair value at each reporting date. The fair value of the Milestone Payments at December 31, 2023 was $5.7 million (December 31, 2022 - $19.1 million).